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                               inTEST CORPORATION

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                              AGREEMENT OF EXCHANGE

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         AGREEMENT made as of April 4, 1997 between Alyn R. Holt ("Stockholder")
and inTEST Corporation, a Delaware, USA corporation ("Delaware inTEST").

                                    RECITALS

         Stockholder owns 16,500 shares of S$1.00 (the "Subsidiary Stock") in the issued share capital of inTEST Pte. Ltd. (the "Subsidiary").

         Approximately 79% of the shares comprising the total issued share capital of the Subsidiary is owned by inTEST Corp., a New Jersey, USA corporation ("New Jersey inTEST").

         New Jersey inTEST proposes to change its domicile from the State of New Jersey, USA to the State of Delaware, USA pursuant to a merger of New Jersey inTEST with and into Delaware inTEST.

         Sometime after the merger, Delaware inTEST proposes to offer to the public (the "Public Offering") shares of the common stock, par value $.01 per share, of Delaware inTEST (the "Common Stock") pursuant to an S-1 Registration Statement and related Prospectus (the "Registration Statement").

         Prior to the Public Offering, Delaware inTEST proposes to declare and pay a stock dividend on all of the issued and outstanding shares of Common Stock.

            Delaware inTEST intends to structure the Public Offering so that each of its stockholders will be able to participate in the Public Offering and sell a portion of his shares of the Common Stock on a pro rata basis. However, no assurance can be given at this time by Delaware inTEST that the stockholders will be able to participate in the Public Offering.

         To accomplish the reorganization, recapitalization and Public Offering proposed by Delaware inTEST, it is necessary that Delaware inTEST acquire the stock of the Subsidiary owned by Stockholder, and Stockholder desires to exchange his shares of the Subsidiary Stock under the terms and provisions of this Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises herein contained, and intending to be legally bound hereby, agree as follows:



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1.     Exchange of Stock

         (a) Number of Shares. Immediately prior to the consummation of the Public Offering, Stockholder shall transfer and deliver to Delaware inTEST all of the shares of the Subsidiary owned by Stockholder, and in exchange therefor, Delaware inTEST shall issue and deliver to Stockholder (or his agent) 7,221 shares of the Common Stock. For the purposes of this Agreement, the phrase "consummation of the Public Offering" shall mean the completion of the sale of the Common Stock to the underwriter of the Public Offering in accordance with the Registration Statement.

         (b) Adjustment to Number of Shares. If Delaware inTEST shall, after the date of this Agreement, (i) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock into a larger number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its Common Stock any shares of capital stock of Delaware inTEST, the number of shares of Common Stock to be delivered to Stockholder pursuant to this Agreement shall be adjusted so that Stockholder shall be entitled to receive the number of shares of Common Stock which Stockholder would have received immediately after such action mentioned above had the exchange contemplated by this Agreement had happened immediately prior to such action.

2.     Closing

         The closing under this Agreement (the "Closing") and the exchange of the Subsidiary Stock for the Common Stock shall take place at the time, date and place of the consummation of the Public Offering or at such other time, date or place as the parties shall mutually agree.

3.     Representations and Warranties of Delaware inTEST

         Delaware inTEST represents and warrants to Stockholder as follows, and all of such representations and warranties shall be true and correct at and as of the time of the Closing as though then made and shall survive the Closing:

         (a) Organization. Delaware inTEST is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own its properties and to carry on its business as presently conducted.

         (b) Authorization. The execution and delivery of this Agreement on behalf of Delaware inTEST and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and this Agreement constitutes the legal, valid and binding obligation of Delaware inTEST, enforceable in accordance with its terms.


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         (c) Shares of the Common Stock. The shares of Common Stock deliverable to Stockholder pursuant to this Agreement, when delivered, will be duly authorized, validly issued, fully paid and non-assessable.

         (d) Conflicts. Neither the execution and delivery of this Agreement nor compliance with the terms and conditions of this Agreement by Delaware inTEST will breach or conflict with any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of Delaware inTEST or of any agreement or instrument to which Delaware inTEST is a party or by which Delaware inTEST is or may be bound, or constitute default thereunder or result in a termination of any such agreement or instrument.

4.     Representations and Warranties of Stockholder

         Stockholder represents and warrants to Delaware inTEST as follows, and all of such representations and warranties shall be true and correct at and as of the time of the Closing as though then made and shall survive the Closing:

         (a) Ownership and Authority to Transfer Subsidiary Stock. Stockholder holds of record and is the lawful beneficial owner of the Subsidiary Stock free and clear of any pledge, lien, encumbrance, equity, voting trust, security interest or claim of any kind or character, and of any rights in third persons to purchase any of the Subsidiary Stock. Stockholder has full legal right, power and authority to sell, transfer and deliver the shares of the Subsidiary Stock to Delaware inTEST and to enter into this Agreement and perform or be subject to each of the agreements and obligations undertaken by Stockholder in this Agreement, or documents contemplated hereby, without need for any consent, approval, authorization, license or order of any court or governmental agency or body. The delivery of certificates for the shares of the Subsidiary Stock duly endorsed will transfer valid title to Delaware inTEST, free and clear of all pledges, liens, encumbrances, equities, voting trusts, security interests and claims of any kind or character.

         (b) No Conflict. Neither the execution and delivery of this Agreement nor compliance with the terms and conditions of this Agreement by Stockholder will breach, terminate, violate or conflict with and will not with the giving of notice or the passage of time constitute grounds for a default, violation or termination of any of the terms, conditions or provisions of any agreement, license, franchise or instrument of any kind or any provision of law or any judicial or administrative order, award, judgment or decree to which Stockholder is a party or by which Stockholder is or may be bound. This Agreement constitutes the legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms.

         (c) Registration Statement. Stockholder has carefully read the most recent draft (April 1, 1997) of the Registration Statement available prior to the date of this Agreement and acknowledges that he has been given the opportunity by Delaware inTEST to ask questions and receive additional documents and information with respect to the exchange

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contemplated by this Agreement, the Public Offering and Delaware inTEST.
Stockholder is acquiring the shares of the Common Stock without being furnished any sales literature or prospectus other than the said draft of the Registration Statement.

         (d) Investment Intent. Other than any shares of the Common Stock to be sold by or on behalf of Stockholder as part of the Public Offering, Stockholder is acquiring the shares of the Common Stock pursuant hereto solely for his own account for investment purposes and not with a view to resale or distribution, and Stockholder has no present intention of selling or distributing said shares. Stockholder is aware that there may be legal and practical limits on Stockholder's ability to sell or dispose of the Common Stock.

         (e) Risk. Stockholder recognizes that an investment in the Common Stock involves certain risks, and Stockholder has taken full cognizance of and understands all of the risk factors related to the acquisition of the Common Stock, including those set forth under the caption "Risk Factors" in the Registration Statement.

         (f) Registration Exemption. Stockholder understands that the Common Stock is being issued to Stockholder in reliance on specific exemptions from the registration requirements of federal and state laws and that Delaware inTEST is relying on the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth in this Agreement.

5.     Securities Laws

         (a) No Registration. Stockholder acknowledges that the exchange of the Subsidiary Stock for shares of the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities law by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the Common Stock under the Act or unless an exemption from such registration is available. Delaware inTEST is under no obligation to, and has no intention to, register (except in connection with the Public Offering) the Common Stock or comply with any exemption from registration so as to permit any resale and has not represented that at some future date an attempt will be made to register the Common Stock or to comply with an exemption from registration so as to permit any resale.

         (b) Resale of Common Stock. Except for the Public Offering, Stockholder will not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Common Stock in the absence of either an effective registration statement or an opinion of reputable securities counsel satisfactory in form and substance to Delaware inTEST and its counsel that such proposed sale, transfer, assignment, pledge or other disposition would not be in violation of the Act.


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         (c) Restrictive Legend. Stockholder agrees that Delaware inTEST may place upon each certificate for the shares of Common Stock delivered to Stockholder a legend stating that said shares have not been registered under the provisions of the Act and were issued in a transaction not involving a public offering under an investment representation.

6.     Conditions Precedent to Stockholder's Obligations

         All of the obligations of Stockholder to consummate the transaction contemplated by this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

         (a) Representations and Warranties. All representations and warranties of Delaware inTEST contained in this Agreement shall be true and correct at and as of the time of the Closing as though made at and as of such time (except that such representations and warranties may reflect the consummation of any transactions contemplated by this Agreement); and Delaware inTEST shall have performed and complied with all of its obligations under this Agreement which are to be performed and complied with by it prior to or at the time of the Closing.

         (b) Stock Certificates of inTEST. Delaware inTEST shall have delivered to Stockholder (or his agent) a certificate or certificates representing the shares of Common Stock to which Stockholder is entitled hereunder registered in the name of Stockholder.

7.     Conditions Precedent to inTEST's Obligations

         All of the obligations of Delaware inTEST to consummate the transaction contemplated by this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

         (a) Representations True at Closing. All representations and warranties of Stockholder contained herein shall be true and correct at and as of the time of the Closing as though made at and as of such time (except that such representations and warranties may reflect the consummation of any transactions contemplated by this Agreement); and Stockholder shall have performed and complied with all of his obligations under this Agreement which are to be performed and complied with by him prior to or at the time of the Closing.

         (b) Delivery of Shares. Stockholder shall have delivered to Delaware inTEST certificates representing all of the shares of the Subsidiary Stock accompanied by a separate instrument of transfer duly executed by Stockholder in favor of Delaware inTEST, free and clear of all liens, claims, liabilities, security interests, charges, restrictions or encumbrances of any nature whatsoever.


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8.     Indemnity by Delaware inTEST

         Delaware inTEST hereby indemnifies Stockholder against and holds Stockholder harmless of and from any and all demands, claims, losses, expenses, damages, deficiencies and liabilities (including reasonable attorneys' fees and other costs and expenses of any suit, action or proceeding) resulting at any time after the date of this Agreement by reason of any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of Delaware inTEST contained in this Agreement.

9.     Indemnity by Stockholder

         Stockholder hereby indemnifies Delaware inTEST against and holds Delaware inTEST harmless of and from any and all demands, claims, losses, expenses, damages, deficiencies and liabilities (including reasonable attorneys' fees and other costs and expenses of any suit, action or proceeding) resulting at any time after the date of this Agreement by reason of any misrepresentation, breach of warranty or non-fulfillment of any covenant or agreement on the part of Stockholder contained in this Agreement.

10.     Termination

         The exchange of Subsidiary Stock and Common Stock contemplated by this Agreement and the obligations of the parties hereto under this Agreement are subject to the consummation of the Public Offering. If the Public Offering is not consummated, for any reason, on or before August 31, 1997, either party may terminate this Agreement, without liability, by giving the other party written notice of such termination.

11.     General

         (a) Further Assurances. The parties hereto shall execute and deliver any and all papers and documents and take any and all actions which may be necessary or appropriate to carry out the terms of this Agreement.

         (b) Waiver of Conditions. Any party hereto may waive any condition provided in this Agreement for his or its benefit.

         (c) Governing Laws. This Agreement shall be governed, construed and enforced in accordance with the substantive laws of the State of Delaware.

         (d) Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof, and there are no agreements, representations or warranties which are not set forth herein. All prior negotiations, agreements and understandings are superseded hereby.


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         (e) Amendment. This Agreement may not be amended or revised except by a writing signed by the parties hereto.

         (f) Headings. The section and paragraphs headings of this Agreement are for convenience only, form no part of this Agreement, and shall not affect its interpretation.

         (g) Binding Effect. The terms and conditions of this Agreement shall be binding upon the successors, assigns, heirs, distributees, administrators, executors and legal representatives of the parties hereto.

         (h) Equitable Relief. The parties hereto acknowledge that the exchange of shares contemplated by this Agreement is unique, and that any violation of this Agreement cannot be compensated for in damages alone. Therefore, in addition to all of the other remedies which may be available under applicable law, either party hereto shall have the right to equitable relief including, without limitation, the right to enforce specifically the terms of this Agreement by obtaining injunctive relief against any violation or non-performance hereof.

         (i) Litigation. Any action or claim at law or equity arising under or related to this Agreement shall be brought only in the Chancery Court of the State of Delaware or in the United States District Court for the Eastern District of Pennsylvania, and the parties hereto hereby consent to personal jurisdiction and venue in said courts.

         (j) Construction of Agreement. In the case any provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such holding shall not affect the validity, legality or enforceability of the remaining provisions of this Agreement which shall be construed as if such invalid, illegal or unenforceable provision had never been included herein.

         (k) Stamp Duty. The Stamp Duty on the instrument of transfer relating to the Subsidiary Stock shall be paid by Stockholder.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                                        inTEST CORPORATION


                                        By: /s/ Alyn R. Holt
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                                                Chairman

Witness:                                Stockholder

/s/ James W. Schwartz                   /s/ Alyn R. Holt
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